Exhibit 99.1

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF DECEMBER 30, 2007
                                   (UNAUDITED)

                                     ASSETS
                                                               December 30, 2007
                                                               -----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents                               $        1,094,309
     Restricted Cash                                                    250,000
     Accounts Receivable                                                234,320
     Prepaid Expenses                                                   311,731
     Other Current Assets                                               207,606
     Assets of Discontinued Operations                                      435
                                                               -----------------
          TOTAL CURRENT ASSETS                                        2,098,401
                                                               -----------------


 VESSELS & EQUIPMENT
     Vessel - Palm Beach Princess - under Capital Lease              15,000,000
     Vessel - Big Easy - under Capital Lease - Not in Service         8,000,000
     Other Fixed Assets                                                  67,066
                                                               -----------------
                                                                     23,067,066
     LESS: Accumulated Depreciation and Amortization                          -
                                                               -----------------
          TOTAL VESSELS & EQUIPMENT - NET                            23,067,066
                                                               -----------------


 OTHER ASSETS:
     Notes Receivable                                                 4,800,658
     Deposits and Other Assets - Non-Related Parties                    121,071
     Spare Parts Inventory                                              537,460
                                                               -----------------
          TOTAL OTHER ASSETS                                          5,459,189
                                                               -----------------


 TOTAL ASSETS                                                $       30,624,656
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF DECEMBER 30, 2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               December 30, 2007
                                                               ----------------
 CURRENT LIABILITIES:
     Accounts Payable                                        $       1,496,572
     Accrued Expenses                                                2,903,988
     DIP Financing                                                   3,155,331
     Liabilities of Discontinued Operations                            420,200
                                                               ----------------
          TOTAL CURRENT LIABILITIES                                  7,976,091
                                                               ----------------

 LIABILITIES SUBJECT TO COMPROMISE:                                 56,610,770
                                                               ----------------

                                                               ----------------
          TOTAL LIABILITIES                                         64,586,861
                                                               ----------------

 DEFERRED INCOME                                                     1,439,951

 COMMITMENTS AND CONTINGENCIES                                       -

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock $100.00 Par Value                     36,284,375
     Series B Preferred Stock $10.00 Par Value                       5,000,000
     Common Stock $2.00 Par Value                                   24,565,125
     Capital in Excess of Par                                       24,232,083
     Retained Earnings (Deficit)                                  (125,026,201)
                                                               ----------------
                                                                   (34,944,618)
     LESS:
        Treasury Stock, 915,077 Shares                                 457,538

                                                               ----------------
          TOTAL STOCKHOLDERS' EQUITY                               (35,402,156)
                                                               ----------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $      30,624,656
                                                               ================


Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE ONE MONTH ENDED DECEMBER 30, 2007
                                   (UNAUDITED)
                                                                One Month Ended
                                                               December 30, 2007
                                                               ----------------
 OPERATING REVENUES:
     Gaming                                                  $       2,005,111
     Fare                                                              130,926
     On Board                                                          161,952
     Other                                                              20,532
                                                               ----------------
     NET OPERATING REVENUES                                          2,318,521
                                                               ----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                            911,127
     Fare                                                              311,179
     On Board                                                           65,278
     Maritime & Legal Expenses                                         508,548
     General & Administrative Expenses                                 298,139
     Ship Carrying Costs - Big Easy                                    114,661
     Ship Carrying Costs - Royal Star                                   35,967
     Development Costs - Other                                               -
     Depreciation & Amortization                                        44,285
     Impairment of Assets                                           22,476,526
                                                               ----------------
     TOTAL OPERATING COSTS AND EXPENSES                             24,765,710
                                                               ----------------

 OPERATING INCOME (LOSS)                                           (22,447,189)

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                         -
     Interest Income                                                     2,300
     Bankruptcy Costs                                                 (160,896)
     Forgiveness of Debt                                                17,949
                                                               ----------------
     TOTAL OTHER INCOME (EXPENSE)                                     (140,647)
                                                               ----------------

 (LOSS) BEFORE TAX PROVISION                                       (22,587,836)
   Income Tax Expense                                                        -
                                                               ----------------

 NET (LOSS)                                                  $     (22,587,836)
                                                               ================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:           $              (2)
                                                               ================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                          11,367,487
                                                               ================

Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE ONE MONTH ENDED DECEMBER 30, 2007
                                   (UNAUDITED)

                                                                One Month Ended
                                                               December 30, 2007
                                                               -----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (22,587,836)
     Adjustments to reconcile income (loss)
         to net cash (used in)
         provided by operating activities:
     Depreciation and Amortization                                       44,285
     Inter-Company Adjustments
     Impairment of Assets                                            22,476,679
     Changes in Operating Assets and Liabilities -
        (Increase) in Restricted Cash & Investments                    (250,000)
        (Increase) Decrease in Accounts Receivable                      153,933
        (Increase) Decrease in Other Assets                               7,061
        (Increase) Decrease in Prepaid Expenses                          38,432
        Increase (Decrease) in Accounts Payable
         and Accrued Expenses                                          (179,490)
                                                               -----------------
     NET CASH PROVIDED BY (USED IN) OPERATING                          (296,936)
                                                               -----------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                              (142,379)
     (Increase) Decrease in Other Investment Activity                         -
                                                               -----------------
     NET CASH (USED IN) INVESTING ACTIVITIES                           (142,379)
                                                               -----------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Funds Received from PDS Notes & Other Lenders
     DIP Financing Funds Received                                       744,898
     Advances (Paid) Received (to) From Related Parties                  (8,169)
     Principal Payments on Short Term Notes                                   -
                                                               -----------------
     NET CASH (USED IN) FINANCING ACTIVITIES                            736,729
                                                               -----------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   297,414
     CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD             1,046,897
                                                               -----------------

     CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $        1,344,311
                                                               =================


Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF DECEMBER 30, 2007
                                   (Unaudited)

                                     ASSETS

     Bankruptcy Court Case No.               06-16441-BKC-PGH      06-16354-BKC-PGH        06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                      Royal Star              ITG Palm
                                                ITB, Inc.         Entertainment, LLC         Beach, LLC           ITGV, Inc.
                                            ------------------  -----------------------  ------------------   ------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents            $             5,231  $                     -  $            4,801  $         1,080,618
     Restricted Cash                                                                                                    250,000
     Accounts Receivable                                    -                        -              48,043              156,092
     Prepaid Expenses                                  11,055                   94,824                   -              157,700
     Other Current Assets                                   -                        -                   -              207,606
     Net Assets of Discontinued
      Operations - Current
                                            ------------------  -----------------------  ------------------   ------------------
          TOTAL CURRENT ASSETS                         16,286                   94,824              52,844            1,852,016
                                            ------------------  -----------------------  ------------------   ------------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy                                                        -                   -           15,000,000
     Leasehold Improvements -
      Port of Palm Beach                                    -                        -                   -                    -
     Ship Not Placed in Service -
      Royal Star & Big Easy                                                          -           8,000,000                    -
     Equipment                                         67,066                        -                   -                    -
                                            ------------------  -----------------------  ------------------   ------------------
                                                       67,066                        -           8,000,000           15,000,000
     LESS: Accumulated Depreciation and
            Amortization                                    -                        -                   -                    -
                                            ------------------  -----------------------  ------------------   ------------------
          TOTAL PLANT & EQUIPMENT - NET                67,066                        -           8,000,000           15,000,000
                                            ------------------  -----------------------  ------------------   ------------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                       3,571                        -             117,500                    -
     Vessel Deposits - Related Parties                      -                        -                   -                    -
     Deposits and Other Assets -
      Related Parties                                       -                        -                   -                    -
     Spare Parts Inventory                                  -                        -                   -              537,460
     Notes Receivable                               2,500,000                        -                   -                    -
                                            ------------------  -----------------------  ------------------   ------------------
          TOTAL OTHER ASSETS                        2,503,571                        -             117,500              537,460
                                            ------------------  -----------------------  ------------------   ------------------

 TOTAL ASSETS                             $         2,586,923  $                94,824  $        8,170,344  $        17,389,476
                                            ==================  =======================  ==================   ==================

     Bankruptcy Court Case No.               06-16357-BKC-PGH   06-16356-BKC-PGH

                                                  ITGDC             Orion
                                            ------------------  ----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents            $                 -  $              -
     Restricted Cash
     Accounts Receivable                                    -                 -
     Prepaid Expenses                                       -                 -
     Other Current Assets                                   -                 -
     Net Assets of Discontinued
      Operations - Current
                                            ------------------  ----------------
          TOTAL CURRENT ASSETS                              -                 -
                                            ------------------  ----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy
     Leasehold Improvements -
      Port of Palm Beach                                    -                 -
     Ship Not Placed in Service -
      Royal Star & Big Easy
     Equipment                                              -                 -
                                            ------------------  ----------------
                                                            -                 -
     LESS: Accumulated Depreciation and
            Amortization                                    -                 -
                                            ------------------  ----------------
          TOTAL PLANT & EQUIPMENT - NET                     -                 -
                                            ------------------  ----------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                           -                 -
     Vessel Deposits - Related Parties                      -                 -
     Deposits and Other Assets -
      Related Parties                                       -                 -
     Spare Parts Inventory                                  -                 -
     Notes Receivable                                       -                 -
                                            ------------------  ----------------
          TOTAL OTHER ASSETS                                -                 -
                                            ------------------  ----------------

 TOTAL ASSETS                             $                 -  $              -
                                            ==================  ================

     Bankruptcy Court Case No.                                  Non-Bankrupt Companies

                                         GMO Travel  ITB Racing   ITB Mgmt   RACE TRACK  RACE TRACK  MGMT INC       TOTAL
                                         ----------  ----------   --------   ----------  ----------  --------   -------------
 CURRENT ASSETS:
     Cash and Cash Equivalents         $     1,388  $     (666) $   2,937  $         -  $        -  $      -  $    1,094,309
     Restricted Cash                                                                                                 250,000
     Accounts Receivable                    30,185           -          -            -           -         -         234,320
     Prepaid Expenses                       48,152           -          -            -           -         -         311,731
     Other Current Assets                        -           -          -            -           -         -         207,606
     Net Assets of Discontinued
      Operations - Current                                                         335         100                       435
                                         ----------  ----------   --------   ----------  ----------  --------   -------------
          TOTAL CURRENT ASSETS              79,725        (666)     2,937          335         100         -       2,098,401
                                         ----------  ----------   --------   ----------  ----------  --------   -------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy                                                                                     15,000,000
     Leasehold Improvements -
      Port of Palm Beach                         -           -          -            -           -         -               -
     Ship Not Placed in Service -
      Royal Star & Big Easy                                                                                        8,000,000
     Equipment                                   -           -          -            -           -         -          67,066
                                         ----------  ----------   --------   ----------  ----------  --------   -------------
                                                 -           -          -            -           -         -      23,067,066
     LESS: Accumulated Depreciation and
            Amortization                         -           -          -            -           -         -               -
                                         ----------  ----------   --------   ----------  ----------  --------   -------------
          TOTAL PLANT & EQUIPMENT - NET          -           -          -            -           -         -      23,067,066
                                         ----------  ----------   --------   ----------  ----------  --------   -------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                -           -          -            -           -         -         121,071
     Vessel Deposits - Related Parties           -           -          -            -           -         -               -
     Deposits and Other Assets -
      Related Parties                            -           -          -            -           -         -               -
     Spare Parts Inventory                       -           -          -            -           -         -         537,460
     Notes Receivable                            -           -          -            -           -         -       2,500,000
                                         ----------  ----------   --------   ----------  ----------  --------   -------------
          TOTAL OTHER ASSETS                     -           -          -            -           -         -       3,158,531
                                         ----------  ----------   --------   ----------  ----------  --------   -------------

 TOTAL ASSETS                          $    79,725  $     (666) $   2,937  $       335  $      100  $      -  $   28,323,998
                                         ==========  ==========   ========   ==========  ==========  ========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF DECEMBER 30, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

     Bankruptcy Court Case No.         06-16441-BKC-PGH      06-16354-BKC-PGH        06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                Royal Star              ITG Palm
                                          ITB, Inc.         Entertainment, LLC         Beach, LLC           ITGV, Inc.
                                      ------------------  -----------------------  ------------------   ------------------
 CURRENT LIABILITIES:
     Accounts Payable               $            87,680  $                 1,140  $           84,044  $         1,309,630
     Accrued Expenses                           163,279                   60,149           1,042,212            1,403,679
     DIP Financing                                    -                        -                   -            3,155,331
     Net Liabilities of Discontinued
      Operations - Current                            -                        -                   -                    -
                                      ------------------  -----------------------  ------------------   ------------------
          TOTAL CURRENT LIABILITIES             250,959                   61,289           1,126,256            5,868,640
                                      ------------------  -----------------------  ------------------   ------------------


                                      ------------------  -----------------------  ------------------   ------------------
 LIABILITIES SUBJECT TO COMPRIMISE:           3,354,832                5,073,943          21,816,163           23,087,109
                                      ------------------  -----------------------  ------------------   ------------------

 DEFERRED INCOME                                      -                        -                   -                    -
                                      ------------------  -----------------------  ------------------   ------------------

 COMMITMENTS AND CONTINGENCIES                        -                        -                   -                    -
                                      ------------------  -----------------------  ------------------   ------------------

     Due To/(From) Affiliates                    99,073               (1,660,898)                  -            1,660,898
                                      ------------------  -----------------------  ------------------   ------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                      36,284,375                        -                   -                    -
     Series B Preferred Stock
      $10.00 Par Value                        5,000,000                        -                   -                    -
     Common Stock $2.00 Par Value            24,526,024                        -                   -                    1
     Capital in Excess of Par               184,552,785                        -                   -                    -
     Retained Earnings (Deficit)           (251,023,587)              (3,379,510)        (14,772,075)         (13,227,172)
                                      ------------------  -----------------------  ------------------   ------------------
          TOTAL                                (660,403)              (3,379,510)        (14,772,075)         (13,227,171)

     LESS:
        Treasury Stock                          457,538                        -                   -                    -
                                      ------------------  -----------------------  ------------------   ------------------
          TOTAL STOCKHOLDERS' EQUITY         (1,117,941)              (3,379,510)        (14,772,075)         (13,227,171)
                                      ------------------  -----------------------  ------------------   ------------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $         2,586,923  $                94,824  $        8,170,344  $        17,389,476
                                      ==================  =======================  ==================   ==================

     Bankruptcy Court Case No.         06-16357-BKC-PGH     06-16356-BKC-PGH

                                            ITGDC               Orion
                                      ------------------  ------------------
 CURRENT LIABILITIES:
     Accounts Payable               $                 -  $                -
     Accrued Expenses                                 -                   -
     DIP Financing                                    -                   -
     Net Liabilities of Discontinued
      Operations - Current                            -                   -
                                      ------------------  ------------------
          TOTAL CURRENT LIABILITIES                   -                   -
                                      ------------------  ------------------


                                      ------------------  ------------------
 LIABILITIES SUBJECT TO COMPRIMISE:             188,441                   -
                                      ------------------  ------------------

 DEFERRED INCOME                                      -                   -
                                      ------------------  ------------------

 COMMITMENTS AND CONTINGENCIES                        -                   -
                                      ------------------  ------------------

     Due To/(From) Affiliates                   193,846                   -
                                      ------------------  ------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                               -                   -
     Series B Preferred Stock
      $10.00 Par Value                                -                   -
     Common Stock $2.00 Par Value                     -                   -
     Capital in Excess of Par                         -                   -
     Retained Earnings (Deficit)               (382,287)                  -
                                      ------------------  ------------------
          TOTAL                                (382,287)                  -

     LESS:
        Treasury Stock                                -                   -
                                      ------------------  ------------------
          TOTAL STOCKHOLDERS' EQUITY           (382,287)                  -
                                      ------------------  ------------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $                 -  $                -
                                      ==================  ==================

     Bankruptcy Court Case No.                                      Non-Bankrupt Companies

                                      GMO Travel  ITB Racing      ITB Mgmt     RACE TRACK   RACE TRACK   MGMT INC          TOTAL
                                      ----------  ----------   -----------   ------------   ----------   --------    -------------
 CURRENT LIABILITIES:
     Accounts Payable               $   (59,920) $   73,998  $          -  $            -  $         -  $       -  $    1,496,572
     Accrued Expenses                    12,734           -       221,937               -            -          -       2,903,990
     DIP Financing                            -           -             -               -            -          -       3,155,331
     Net Liabilities of Discontinued
      Operations - Current                    -           -             -         209,199      211,000          -         420,199
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------
          TOTAL CURRENT LIABILITIES     (47,186)     73,998       221,937         209,199      211,000          -       7,976,092
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------


                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                (227,877)    1,017,500                                              54,310,111
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------

 DEFERRED INCOME                              -           -             -       1,439,951            -          -       1,439,951
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------

 COMMITMENTS AND CONTINGENCIES                -           -             -               -            -          -               -
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------

     Due To/(From) Affiliates                 -           -             -               -     (292,919)         -               -
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                       -           -             -               -            -          -      36,284,375
     Series B Preferred Stock
      $10.00 Par Value                        -           -             -               -            -          -       5,000,000
     Common Stock $2.00 Par Value           200           -        12,500           1,000       25,400          -      24,565,125
     Capital in Excess of Par                 -           -       (39,990)   (163,295,651)   3,014,939          -      24,232,083
     Retained Earnings (Deficit)        126,711     153,213    (1,209,010)    161,645,836   (2,958,320)         -    (125,026,201)
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------
          TOTAL                         126,911     153,213    (1,236,500)     (1,648,815)      82,019          -     (34,944,618)

     LESS:
        Treasury Stock                        -           -             -               -            -          -         457,538
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------
          TOTAL STOCKHOLDERS' EQUITY    126,911     153,213    (1,236,500)     (1,648,815)      82,019          -     (35,402,156)
                                      ----------  ----------   -----------   -------------  -----------  ---------   -------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $    79,725  $     (666) $      2,937  $          335  $       100  $       -  $   28,323,998
                                      ==========  ==========   ===========   =============  ===========  =========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 12/1/2007 AND ENDING 12/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE ONE MONTH ENDED DECEMBER 30, 2007
                                   (Unaudited)

     Bankruptcy Court Case No.               06-16441-BKC-PGH      06-16354-BKC-PGH        06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                      Royal Star              ITG Palm
                                                ITB, Inc.         Entertainment, LLC         Beach, LLC           ITGV, Inc.
                                            ------------------  -----------------------  ------------------   ------------------
 OPERATING REVENUES:
     Gaming                               $                 -  $                     -  $                -  $         2,005,111
     Fare                                                   -                        -                   -              130,926
     On Board                                               -                        -                   -              161,952
     Other                                                  -                        -                   -                    -
                                            ------------------  -----------------------  ------------------   ------------------
     NET OPERATING REVENUES                                 -                        -                   -            2,297,989
                                            ------------------  -----------------------  ------------------   ------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                 -                        -                   -              911,127
     Fare                                                   -                        -                   -              295,873
     On Board                                               -                        -                   -               65,278
     Maritime & Legal Expenses                              -                        -                   -              508,548
     G & A Expenses - Palm Beach Princess              42,961                        -                   -              254,647
     G & A Expenses - Parent                                -                        -                   -                    -
     Development Costs                                      -                   35,967             114,661                    -
     Impairment of Assets                           4,163,792                 (266,898)         14,303,415            4,077,448
     Depreciation & Amortization                            -                        -                   -               44,285
                                            ------------------  -----------------------  ------------------   ------------------
     TOTAL OPERATING COSTS AND EXPENSES             4,206,753                 (230,931)         14,418,076            6,157,206
                                            ------------------  -----------------------  ------------------   ------------------

 OPERATING INCOME (LOSS)                           (4,206,753)                 230,931         (14,418,076)          (3,859,217)
                                            ------------------  -----------------------  ------------------   ------------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                        -                        -                   -                    -
     Interest Income                                        -                        -                   -                2,300
     ITG Vegas Bankruptcy Costs                             -                        -              (5,000)            (155,896)
     Elimination of Inter-Company Balances       (245,214,187)               2,810,823          26,856,144          (21,418,819)
     Forgiveness of Debt                                                                                                 17,949
                                            ------------------  -----------------------  ------------------   ------------------
     TOTAL OTHER INCOME (EXPENSE)                (245,214,187)               2,810,823          26,851,144          (21,554,466)
                                            ------------------  -----------------------  ------------------   ------------------

 INCOME (LOSS)  BEFORE TAX PROVISION             (249,420,940)               3,041,754          12,433,068          (25,413,683)
     LESS: State Income Tax Expense                         -                        -                   -                    -
                                            ------------------  -----------------------  ------------------   ------------------

 NET INCOME (LOSS)                        $      (249,420,940) $             3,041,754  $       12,433,068  $       (25,413,683)
                                            ==================  =======================  ==================   ==================

     Bankruptcy Court Case No.             06-16357-BKC-PGH     06-16356-BKC-PGH

                                                ITGDC               Orion
                                          ------------------  ------------------
 OPERATING REVENUES:
     Gaming                             $                 -  $                -
     Fare                                                 -                   -
     On Board                                             -                   -
     Other                                                -                   -
                                          ------------------  ------------------
     NET OPERATING REVENUES                               -                   -
                                          ------------------  ------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                               -                   -
     Fare                                                 -                   -
     On Board                                             -                   -
     Maritime & Legal Expenses                            -                   -
     G & A Expenses - Palm Beach Princes                  -                   -
     G & A Expenses - Parent                              -                   -
     Development Costs                                    -                   -
     Impairment of Assets                           198,770                   -
     Depreciation & Amortization                          -                   -
                                          ------------------  ------------------
     TOTAL OPERATING COSTS AND EXPENSES             198,770                   -
                                          ------------------  ------------------

 OPERATING INCOME (LOSS)                           (198,770)                  -
                                          ------------------  ------------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                      -                   -
     Interest Income                                      -                   -
     ITG Vegas Bankruptcy Costs                           -                   -
     Elimination of Inter-Company Balanc          4,984,666          27,768,897
     Forgiveness of Debt
                                          ------------------  ------------------
     TOTAL OTHER INCOME (EXPENSE)                 4,984,666          27,768,897
                                          ------------------  ------------------

 INCOME (LOSS)  BEFORE TAX PROVISION              4,785,896          27,768,897
     LESS: State Income Tax Expense                       -                   -
                                          ------------------  ------------------

 NET INCOME (LOSS)                      $         4,785,896  $       27,768,897
                                          ==================  ==================

     Bankruptcy Court Case No.                                          Non-Bankrupt Companies

                                           GMO Travel  ITB Racing     ITB Mgmt    RACE TRACK    RACE TRACK    GMT INC      TOTAL
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------
 OPERATING REVENUES:
     Gaming                               $        -  $        -  $         -  $           -  $          -  $       -  $  2,005,111
     Fare                                          -           -            -              -             -          -       130,926
     On Board                                      -           -            -              -             -          -       161,952
     Other                                    20,532           -            -              -             -          -        20,532
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------
     NET OPERATING REVENUES                   20,532           -            -              -             -          -     2,318,521
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                        -           -            -              -             -          -       911,127
     Fare                                     15,306           -            -              -             -          -       311,179
     On Board                                      -           -            -              -             -          -        65,278
     Maritime & Legal Expenses                     -           -            -              -             -          -       508,548
     G & A Expenses - Palm Beach Princess     10,768           -            -              -             -          -       308,376
     G & A Expenses - Parent                       -         630      (10,237)             -             -          -        (9,607)
     Development Costs                             -           -            -              -             -          -       150,628
     Impairment of Assets                          -           -            -              -             -          -    22,476,527
     Depreciation & Amortization                   -           -            -              -             -          -        44,285
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------
     TOTAL OPERATING COSTS AND EXPENSES       26,074         630      (10,237)             -             -          -    24,766,341
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------

 OPERATING INCOME (LOSS)                      (5,542)       (630)      10,237              -             -          -   (22,447,820)
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses               -           -            -              -             -          -             -
     Interest Income                               -           -            -              -             -          -         2,300
     ITG Vegas Bankruptcy Costs                    -           -            -              -             -          -      (160,896)
     Elimination of Inter-Company Balances   574,677   1,212,699    1,017,177    226,674,474   (25,147,790)  (118,761)            -
     Forgiveness of Debt                                                                                                     17,949
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------
     TOTAL OTHER INCOME (EXPENSE)            574,677   1,212,699    1,017,177    226,674,474   (25,147,790)  (118,761)     (140,647)
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------

 INCOME (LOSS)  BEFORE TAX PROVISION         569,135   1,212,069    1,027,414    226,674,474   (25,147,790)  (118,761)  (22,588,467)
     LESS: State Income Tax Expense                -           -            -              -             -          -             -
                                           ----------  ----------   ----------   ------------  ------------  ---------  ------------

 NET INCOME (LOSS)                        $  569,135  $1,212,069  $ 1,027,414  $ 226,674,474  $(25,147,790) $(118,761) $(22,588,467)
                                           ==========  ==========   ==========   ============  ============  =========  ============

Unaudited Internally Generated Report Subject To Amending Adjustments

     These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

     On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.